UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2022

Olo Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40213	20-2971562
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

285 Fulton Street One World Trade Center 82nd Floor New York, NY		10007
(Address of Principal Executive Offices)		(Zip Code)
(212) 260-0895
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	OLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01         Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On March 15, 2022 (the “Dismissal Date”), the audit committee of the board of directors (the “Audit Committee”) of Olo Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.

The reports of EY on the consolidated financial statements of the Company for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2020, and through the Dismissal Date, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference thereto in its reports on the financial statements of the Company for such years.

During the fiscal years ended December 31, 2021 and December 31, 2020, and through the Dismissal Date, there were no “reportable events” (as defined under Item 304(a)(1)(v) of Regulation S-K), except that, as previously disclosed, there was a material weakness for the fiscal years ended December 31, 2021 and December 31, 2020 in the Company's internal control over financial reporting related to the lack of properly designed controls around complex technical accounting matters within the Company’s financial statement close process. This reportable event was discussed among the Audit Committee and EY. EY has been authorized by the Company to respond fully to the inquiries of Deloitte & Touche LLP (“Deloitte”), the successor independent registered public accounting firm, concerning this reportable event.

The Company provided EY with a copy of the disclosure it is making herein and requested that EY furnish the Company with a copy of their letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether EY agrees with the statements made by the Company in this Current Report on Form 8-K. EY has furnished the Company with a letter addressed to the SEC stating that it agrees with the above statements, a copy of which is filed as Exhibit 16.1 herewith.

(b) Appointment of New Independent Registered Public Accounting Firm

Also on March 15, 2022, the Audit Committee, based on management’s recommendation, approved the selection of Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022, subject to completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter.

During the fiscal years ended December 31, 2021 and December 31, 2020, and through the Dismissal Date, neither the Company, nor anyone on its behalf, consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.         Description
16.1    Letter from Ernst & Young LLP dated March 18, 2022 to the Securities and Exchange Commission
104             Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olo Inc.
Dated: March 18, 2022

By:	/s/ Noah H. Glass
Noah H. Glass Chief Executive Officer (Principal Executive Officer)